                                                                EXHIBIT 24


                   POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
              TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Edward M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 1999 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

     SIGNATURE                       TITLE                    DATE
     ---------                       -----                    ----
/s/James E. Altmeyer
------------------------             Director             March 29, 2000
James E. Altmeyer

/s/Earl C. Atkins
------------------------             Director             March 29, 2000
Earl C. Atkins

/s/James G. Bradley
------------------------             Director             March 29, 2000
James G. Bradley

/s/Ray A. Byrd
------------------------             Director             March 29, 2000
Ray A. Byrd


------------------------             Director             March __, 2000
R. Peterson Chalfant

/s/John H. Cheffy
------------------------             Director             March 29, 2000
John H. Cheffy

/s/Christopher V. Criss
------------------------             Director             March 29, 2000
Christopher V. Criss

/s/Stephen F. Decker
------------------------             Director             March 29, 2000
Stephen F. Decker

/s/James D. Entress
------------------------             Director             March 29, 2000
James D. Entress

/s/Ernest S. Fragale
------------------------             Director             March 29, 2000
Ernest S. Fragale

/s/James C. Gardill
------------------------             Director             March 29, 2000
James C. Gardill

/s/Edward M. George
------------------------             Director             March 29, 2000
Edward M. George

/s/Thomas J. Hansberry
------------------------             Director             March 29, 2000
Thomas J. Hansberry

/s/Roland L. Hobbs
------------------------             Director             March 29, 2000
Roland L. Hobbs

/s/Larry G. Johnson
------------------------             Director             March 29, 2000
Larry G. Johnson

/s/John W. Kepner
------------------------             Director             March 29, 2000
John W. Kepner

/s/Frank R. Kerekes
------------------------             Director             March 29, 2000
Frank R. Kerekes

/s/Robert H. Martin
------------------------             Director             March 29, 2000
Robert H. Martin

/s/William E. Mildren, Jr.
------------------------             Director             March 29, 2000
William E. Mildren, Jr.

/s/Eric Nelson
------------------------             Director             March 29, 2000
Eric Nelson


------------------------             Director             March __, 2000
Richard K. Riederer

/s/Joan C. Stamp
------------------------             Director             March 29, 2000
Joan C. Stamp

/s/Carter W. Strauss
------------------------             Director             March 29, 2000
Carter W. Strauss

/s/James W. Swearingen
------------------------             Director             March 29, 2000
James W. Swearingen

/s/Reed J. Tanner
------------------------             Director             March 29, 2000
Reed J. Tanner

/s/Robert K. Tebay
------------------------             Director             March 29, 2000
Robert K. Tebay


------------------------             Director             March __, 2000
J. Christopher Thomas

/s/William E. Witschey
------------------------             Director             March 29, 2000
William E. Witschey